UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2021

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-31560	98-1597419
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38/39 Fitzwilliam Square Dublin 2, Ireland	D02 NX53
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (353) (1) 234-3136

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, par value $0.00001 per share	STX	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 20, 2021, shareholders of Seagate Technology Holdings plc (the “Company”) voting at the Company’s 2021 Annual General Meeting (the “AGM”): (1) elected all ten of the Company’s nominees for directors; (2) approved, in an advisory, non-binding vote the compensation of the Company’s named executive officers; (3) ratified, in a non-binding vote, the appointment of Ernst & Young LLP to serve as the Company’s independent auditors for the fiscal year ending July 1, 2022 and authorized, in a binding vote, the Audit and Finance Committee to set the auditors’ remuneration; and (4) approved the Seagate Technology Holdings plc 2022 Equity Incentive Plan.

The final voting results on these proposals are as follows:

Proposal 1(a) - (j). To elect ten (10) directors to hold office until the Company’s 2022 annual general meeting:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Mark W. Adams	107,695,479	65,886,892	199,275	27,034,587
Shankar Arumugavelu	172,795,811	782,603	203,232	27,034,587
Pratik (“Prat”) Bhatt	172,798,950	793,312	189,384	27,034,587
Judy Bruner	169,189,603	4,419,364	172,679	27,034,587
Michael R. Cannon	168,951,049	4,641,067	189,530	27,034,587
Jay L. Geldmacher	172,450,049	1,144,228	187,369	27,034,587
Dylan Haggart	172,327,740	1,249,577	204,329	27,034,587
William D. Mosley	172,832,531	756,204	192,911	27,034,587
Stephanie Tilenius	172,799,945	786,224	195,477	27,034,587
Edward J. Zander	163,945,998	9,642,894	192,754	27,034,587

Proposal 2. To approve, in an advisory, non-binding vote, the compensation of the Company’s named executive officers (Say-on-Pay):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
163,279,094	9,988,484	541,068	27,034,587

Proposal 3. To ratify, in a non-binding vote, the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending July 1, 2022, and authorize, in a binding vote, the Audit and Finance Committee of the Company’s Board of Directors to set the auditors’ remuneration.

FOR	AGAINST	ABSTAIN
189,376,419	11,037,504	402,310

Proposal 4. To approve the adoption of the Seagate Technology Holdings plc 2022 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
162,264,085	11,069,292	448,269	27,034,587

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY

	By:	/s/ Gianluca Romano
Date: October 26, 2021	Name:	Gianluca Romano
	Title:	Executive Vice President and Chief Financial Officer